Risk Management - Capital Management under Insurance Institution Solvency Regulations (Detail) - CNY (¥) ¥ in Millions	Dec. 31, 2019	Dec. 31, 2018
Disclosure of computation of solvency ratio from actual capital and minimum capital [abstract]
Core capital	¥ 952,030	¥ 761,353
Actual capital	987,067	761,367
Minimum capital	¥ 356,953	¥ 303,872
Core solvency ratio	267.00%	251.00%
Comprehensive solvency ratio	277.00%	251.00%